UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Trade Center,

Klarabergsviadukten 70,

Box 70381

SE-107 24 Stockholm, Sweden

(Address of principal executive offices, including zip code)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual General Meeting (AGM) of Stockholders held on May 10, 2011, a total of 83,822,182 shares were represented in person or by valid proxy at the 2011 AGM and the Company’s stockholders took the following actions:

Election of Directors

Each of the directors nominated for re-election was re-elected to the Board for a regular three-year term until the Annual General Meeting in 2014, the votes cast were as follows:

Mr. Jan Carlson: 76,548,326 votes for, 4,578,328 votes withheld and 2,695,528 broker non-votes.

Mr. Lars Nyberg: 73,884,864 votes for, 7,241,790 votes withheld and 2,695,528 broker non-votes.

Mr. James M. Ringler: 68,504,403 votes for, 12,622,251 votes withheld and 2,695,528 broker non-votes.

Advisory Vote on Executive Compensation

Stockholders approved, on a non-binding, advisory basis, a resolution approving the compensation paid to the Company’s named executive officers for fiscal year 2010. The votes cast were as follows:

70,700,222 votes for, 4,904,602 votes against, 5,521,830 abstentions and 2,695,528 broker non-votes.

Advisory Vote on Frequency of Stockholder Vote on Executive Compensation

Stockholders approved, on a non-binding, advisory basis, to vote annually on the compensation paid to the Company’s named executive officers. The votes cast were as follows:

61,980,210 votes for “say on pay” votes to occur on an annual basis.

400,446 votes for “say on pay” votes to occur every two years.

14,856,639 votes for “say on pay” votes to occur every three years.

3,887,992 abstentions.

2,695,528 broker non-votes.

Ratification of Appointment of Independent Auditors

Stockholders of the Company also ratified the appointment of Ernst & Young AB as the Company’s independent registered public accounting firm for fiscal 2011. Votes cast were as follows:

79,388,677 votes for, 565,718 votes against, 3,867,787 abstentions and 0 broker non-votes.

The proposals presented at the AGM are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 28, 2011.

Item 8.01	Other Events.

Board Committee Assignments

As a result of the previously announced retirement of Sune Carlsson and S. Jay Stewart from the Board of Directors, on May 10, 2011, at the AGM the Board of Directors elected new members to each of its committees. Following this action, the membership of the committees of the Company’s Board of Directors are as follows:

Audit Committee

Robert W. Alspaugh (Chairman)

Wolfgang Ziebart

Walter Kunerth

Compensation Committee

James M Ringler (Chairman)

George Lorch

Lars Nyberg

Nominating and Corporate Governance Committee

Wolfgang Ziebart (Chairman)

George Lorch

Kazuhiko Sakamoto

Third Quarter Dividend

On May 10, 2011, Autoliv, Inc. issued a press release announcing that the Board of Directors declared a quarterly dividend of 45 cents per share for the third quarter of 2011, an increase of 5% from the previous quarter.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated May 10, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOLIV, INC.

Date: May 11, 2011
	By:	/s/ Lars A. Sjöbring
	Name:	Lars A. Sjöbring
	Title:	Group Vice President – Legal Affairs General Counsel and Secretary